Exhibit 99.3 FORTE BIOSCIENCES FORTE BIOSCIENCES JUNE 2025 1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS ¡ Certain statements contained in this presentation regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Act of 1995, known as the PSLRA. These include statements regarding management’s intention, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forte Biosciences, Inc. (“we”, the “Company” or “Forte”) undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. ¡ Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to the business and prospects of the Company; Forte’s plans to develop and potentially commercialize its product candidates, including FB102; the risk that results from preclinical studies and early-clinical trails completed by Forte and third parties may not be predictive of results from later-stage clinical trials; the timing of initiation of Forte’s planned clinical trials, including Forte’s planned Phase 2 celiac study and other future Phase 2 studies; the timing of the availability of data from Forte’s clinical trials, including Forte’s planned Phase 2 celiac study and Phase 1b vitiligo study; the timing of any planned investigational new drug application or new drug application; Forte’s plans to research, develop and commercialize its current and future product candidates; Forte’s projections of the size of the market in certain indications for FB102; the clinical utility, potential benefits and market acceptance of Forte’s product candidates; Forte’s commercialization, marketing and manufacturing capabilities and strategy; developments and projections relating to Forte’s competitors and its industry; the impact of government laws and regulations; Forte’s ability to protect its intellectual property position; Forte’s estimates regarding future revenue, expenses, capital requirements and need for additional financing; and the impact of global events on the Company, the Company’s industry or the economy generally. ¡ We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs, and these statements represent our views as of the date of this presentation. We may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Information regarding certain risks, uncertainties and assumptions may be found in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” and elsewhere in our Quarterly Report on Form 10-Q for the period ending March 31, 2025, and other filings with the Securities and Exchange Commission. New risk factors emerge from time to time and it is not possible for our management team to predict all risk factors or assess the impact of all factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. 2

CLINICAL STAGE FB-102 • CD122 is a subunit of the intermediate affinity IL-2/IL-15 receptor expressed on NK and T cells and is a subunit of the high affinity IL-2 receptor expressed on Tregs • FB102 (Forte’s anti-CD122 antibody) is designed to mediate both the IL-2 and the IL- 15 induced proliferation and activation of pathogenic NK and T cells • Celiac disease (CeD) phase 1b trial completed and demonstrated positive histological and symptom data for FB102 treated subjects compared to placebo • FB102 Phase 2 celiac disease initiating with data expected in 2026 • FB102 Phase 1b vitiligo trial enrolling with topline results expected in 1H26 3

FORTE BIOSCIENCES OVERVIEW • Strong Board of Directors comprised of leaders in industry including: • Scott Brun, MD – Former head of Abbvie product development • David Gryska – Former CFO of Incyte and Celgene • Barbera Finck, MD – Led Enbrel development at Immunex and Humira biosimilar development at Coherus • Steve Doberstein, PhD – Former Chief Scientific Officer of Nektar • Steve Kornfeld – Co-Managing Partner of Castle Peak Partners and former Healthcare Sector Team Leader and PM at Franklin Templeton • Shiv Kapoor – Co-Founder of Stonegate Healthcare and biotech veteran with over 25 years of experience in investments and therapeutics development • Rich Vincent – Multiple biotech CFO roles, Deloitte & Touche, CPA 4

EXPERIENCED MANAGEMENT Forte’s management has extensive experience in manufacturing, quality, regulatory and clinical development Paul Wagner, Ph.D. – CEO Tony Riley – Chief Financial Officer Chris Roenfeldt, PMP – Chief Operating Officer Barbara Finck, MD – Senior Medical Clinician 5

FB102 CD122 ANTAGONIST MECHANISM 6

CLINICAL STAGE FB102 OVERVIEW CD122 is a subunit of the intermediate affinity IL-2/IL- 15 receptor expressed on NK cells, certain T cell subtypes and is a subunit of the high affinity IL-2 receptor expressed on Tregs FB102 (Forte’s anti-CD122 antibody) is designed to mediate both the IL-2 and the IL-15 induced proliferation and activation of pathogenic NK cells, certain T cell subtypes without effecting the IL-2 biology of beneficial Tregs Lodolce 2002 Cytokine Growth Factor Rev. PMID 12401478 Ross 2018 Annu Rev Immunol. PMID 29677473 7

FB102 IN VITRO DATA 8

FB102 INHIBITS CD4+ AND CD8+ T CELL PROLIFERATION

	Fold Reduction Isotype/FB102
IL-2	4.1
IL-15	4.6


T Cell Proliferation Assay
100 nM FB102 or Isotype Control
(Donor 63; 5 "Pre"days)
RLU (Cell Titer Glo)
250000
200000
150000
100000
50000
0
IL2+Isotype
IL2 Only
IL2+FB102
IL15+Isotype
IL15
IL15+FB102
Cells Only

FB102 inhibits IL-2/IL-15 signaling back to baseline levels of the unstimulated cell only

9

FB102 INHIBITS NK CELL PROLIFERATION BACK TO BASELINE LEVELS Fold Reduction Isotype/FB102 IL-2 5.6 FB102 inhibits IL-2/IL-15 IL-15 7.8 signaling back to baseline levels of the unstimulated cell only 10 IL2+Isotype IL2 Only IL2+FB102 IL15+Isotype IL15 IL15+FB102 Cells Only RLU (Cell Titer Glo)

FB102 DOES NOT INHIBIT REGULATORY T CELL PROLIFERATION FB102 does not inhibit high affinity IL-2 signaling of Tregs In the absence of IL-2 stimulation, FB102 does not impact cell viability and is comparable to unstimulated cell 11 Treg IL2+CD3+Isotype Treg IL2+CD3 Treg L + D3 F 1 2 I 2 C + B 0 Treg CD3+FB102 Treg CD3 Only RLU (Cell Titer Glo)

FB102 INHIBITS IL-2 AND IL-15 INDUCTION OF IL-6, TNF-ALPHA, IFN-GAMMA, AND CSF-1 WITH 3 DIFFERENT T CELL DONORS



IL-6
TNF-α
IFN-γ
CSF-1
% of Isotype Control
150
100
50
0
Cell Only Donor06
IL15 + FB102 Donor06
IL2 + FB102 Donor06
IL2 + Isotype Donor06
IL15 + Isotype Donor06
Cell Only Donor55
IL15 + FB102 Donor55
IL2 + FB102 Donor55
IL2 + Isotype Donor55
IL15 + Isotype Donor55
Cell Only Donor47
IL15 + FB102 Donor47
IL2 + FB102 Donor47
IL2 + Isotype Donor47
IL15 + Isotype Donor47
Cell Only Donor006
IL15 + FB102 Donor006
IL2 + FB102 Donor006
IL2 + Isotype Donor006
IL15 + Isotype Donor006

12

FB102 INHIBITS IL-2/IL-15 CD4+ AND CD8+ T CELL ACTIVATION IN IN VITRO DISEASE MODEL CD4+ and CD8+ T cells were treated with IL2 for 24 hours then with IL15 for 24 hours, simulating disease activity in the presence or absence of FB102 FB102 provides nearly complete inhibition of T cell activation CD8+ T Cells CD4+ T Cells 13

FB102: BROAD AUTOIMMUNE INDICATION POTENTIAL 14

ALIGNMENT OF DISEASE BIOLOGY AND MECHANISM FOR FB102 HIGHLIGHTS "PIPELINE-IN-A-PRODUCT" POTENTIAL FOR FB102 IN AUTOIMMUNE DISEASES WITH HIGH UNMET NEED

Disease	Species	Outcome	Reference
Celiac disease	Mouse	Improved IL-15-induced mucosal damage	PNAS, 2009
Vitiligo	Mouse	Enhanced repigmentation	Sci Transl Med, 2018
Alopecia areata	Mouse	Prevented fur loss	Nature Med, 2014
Type 1 diabetes	Mouse	Delayed disease onset	JCI Insight, 2018

15

CELIAC DISEASE 16

NO APPROVED THERAPIES FOR CELIAC DISEASE; POTENTIAL FOR A SIGNIFICANT MARKET OPPORTUNITY ¡ Celiac disease is an autoimmune disease that’s triggered by consuming gluten and results in damage to the small intestine ¡ Symptom include diarrhea, fatigue, headaches, anemia, nausea, dermatitis herpetiformis (an itchy skin rash) ¡ Significant patient population does not respond to gluten free diet ¡ Health consequence for not treating include malnourishment, cancer, other autoimmune conditions ¡ Market Opportunity ¡ Estimated 1:133 in US (2.5 million people) with celiac disease (Fasano, Arch Intern Med. 2003 PMID: 12578508) ¡ 0.3% to 0.5% of celiac disease patients are non-responsive (Malamut Gastroenterology. 2024 38556189) ¡ No approved treatment options for celiac disease 17

IL-2 AND IL-15 IN CELIAC DISEASE (CED) IL-2 ¡ Clear genetic basis for involvement of IL-2 in CeD ¡ Gluten-induced IL-2 production differentiates true CeD from non-gluten induced GI symptoms ¡ IL-2 strongly correlates with symptom severity and Serum IL-2 peaks within 4 hours after gluten exposure ¡ IL-2 production is followed by increases in Intraepithelial lymphocyte (IELs) and inflammatory Th-1 type cytokine IFN-γ IL-15 ¡ Clear genetic basis for involvement of IL-15 in CeD ¡ IL-15 levels in intestinal tissue correlate with intestinal damage ¡ IL-15 is overexpressed in gut epithelium and immune cells upon gluten exposure ¡ IL-15Ra is overexpressed in Intraepithelial lymphocyte (IELs) in patients with CeD ¡ IL-15 induces proliferation and activation of Intraepithelial lymphocyte (IELs) and inflammatory cytokines IFN- γ and TNF-α ¡ IL-15 activates intestinal cytotoxic CD8+ T cells that kill gut epithelium ¡ IL-15 impairs immunosuppressive and gut-protective activity of CD4+ Tregs and TGF-β 1 - van Heel 2007 Nat Genet. PMID 17558408 18

FB102 BLOCKS GLUTEN-INDUCED INTESTINAL DAMAGE IN CELIAC SUBJECT BY BLOCKING IL-2 AND IL-15 ACTIVATION OF CD8+ T CELLS



healthy epithelium
damaged epithelium
CD8+ cells damage epithelium
CD8⁺ T cell
IL-15
FB102 blocks IL-15 and IL-2
IL-2
APC with gluten peptide
Gluten specific CD4⁺ T cell
lamina propria

Levescot 2022 Gut PMID 35879049

19

FB102 BLOCKS BOTH IL-2 AND IL-15, PROVIDING POTENTIAL ADVANTAGES OVER OTHER DRUGS BEING CLINICALLY INVESTIGATED FOR CELIAC DISEASE

Gluten Modification

- IMGX-003 — Entero Therapeutics
- TAK-062 — Takeda
- E40 — nemysis

Immunotolerance

- CNP-101/TAK-101 — Takeda
- TMP502 — TOPAS Therapeutics
- KAN-101 — ANOKION
- TAK227/ZED1227 — Takeda
- DONQ52 — CHUGAI

Gut Healing

- IMU-856 — Immunic Therapeutics

Immunomodulators

Single targeting

- IL-15 → CALY-002 — Calypso biotech, A Novartis Company
- IL 15 → Ordesekimab — sanofi, AMGEN
- IL 15 → TEV-53408 — teva
- OX40L amlitelimab — sanofi

Multi targeting

- **CD122 (IL-2/IL-15)→FB102** — FORTE BIOSCIENCES, INC
- IL15/IL-21→EQ-102 — equillium

20

CELIAC DISEASE MORPHOLOGIC AND HISTOLOGICAL MEASUREMENTS IN CELIAC DISEASE 21

INTRAEPITHELIAL LYMPHOCYTES ARE MEDIATORS OF DAMAGE TO VILLI IN CELIAC DISEASE • Intraepithelial lymphocyte (IELs) are CD3+T cells that infiltrate the villus upon gluten challenge in celiac disease leading to villus atrophy • IEL count is measured as a density of CD3+ T cells per 100 enterocytes • Subjects with celiac disease typically have IEL count density of 20-30 and can increase 30%+ on exposure to gluten Taavela J, PLoS One. PMID: 24146832; PMCID: PMC3795762. Rostami K Gut. 2017 Dec; PMID: 28893865; PMCID: PMC5749338. 22

VILLUS HEIGHT TO CRYPT DEPTH RATIO (VH:CD) • Villus height to crypt depth (Vh:Cd) ratio measures morphological damage due to IEL infiltration after gluten exposure in celiac disease • Vh:Cd ratio in patients with CeD is ~2.0-3.0 when the patients are on Gluten Free Diet Adelman DC, Am J Gastroenterol. 2018 Mar;2018 Feb 20. PMID: 29460921. 23

COMPOSITE HISTOLOGICAL SCALE FOR CELIAC DISEASE Findings: A composite scale VCIEL comprising individual subject values for Vh:Cd and IEL with equal weighting appears to offer better accuracy and statistical precision, particularly for population analysis in clinical trials, as well as potentially offering a broader measure of mucosal health. 24

FB102 PHASE 1B CELIAC DISEASE STUDY 25

CELIAC DISEASE PHASE 1B DESIGN • 32 subjects were enrolled at 9 sites (AUS/NZ) • Randomized 3:1 to FB102 vs PBO (24:8) • Subjects received 3 of 4 doses of either FB102 (10mg/kg) or placebo then began 16 day gluten challenge (2g,4g, 8g for 14 days) th • 4 dose of either FB102 or placebo on day 22 • Endoscopy/biopsy at baseline and at end of gluten challenge (central review of histology endpoints) • Gluten challenge symptoms collected in patient diaries/AE reporting 26 • All subjects completed day 32 biopsy

BASELINE DEMOGRAPHICS Placebo FB102 Overall Parameter N=8 N=24 N=32 Age (Years) Mean 38.3 40.8 40.1 Female 5 (62.5%) 19 (79.2%) 24 (75.0%) Sex [n (%)] Male 3 (37.5%) 5 (20.8%) 8 (25.0%) Hispanic or Latino 0 0 0 Not Hispanic or Latino 7 (87.5%) 23 (95.8%) 30 (93.8%) Ethnicity [n (%)] Not Reported 1 (12.5%) 1 (4.2%) 2 (6.3%) Unknown 0 0 0 Body Mass Index (kg/m2) Mean 25.61 24.8 25 at Screening Mean 2.756 2.818 Baseline Villus height to Crypt depth ratio Standard error of mean 0.1398 0.1099 Baseline CD3 positive IELs Mean 25.6 23.5 per 100 enterocyte Standard error of mean 3.83 1.68 27

FB102 DEMONSTRATES SIGNIFICANT BENEFIT IN PHASE 1B CELIAC DISEASE STUDY 28

FB102 DEMONSTRATES STATISTICALLY SIGNIFICANT COMPOSITE HISTOLOGY (VCIEL) BENEFIT COMPARED TO PLACEBO Day 32 vs baseline VCIEL composite score –1.849 for PBO compared to 0.079 for FB102 treated subjects (p=0.0099) 29

FB102 DEMONSTRATES STATISTICALLY SIGNIFICANT DIFFERENCE IN CHANGE IN IEL DENSITY COMPARED TO PLACEBO Day 32 vs baseline mean IEL density increase of 13.3 for PBO compared to a decrease of 1.5 for FB102 treated subjects (p=0.0035) 30

VH:CD RATIO IMPROVEMENT OBSERVED FOR FB102 VS PLACEBO Day 32 vs baseline Vh:Cd ratio improvement of 73% for FB102 (-0.046) compared to PBO (-0.173) 31

FB102 DEMONSTRATED GLUTEN CHALLENGE SYMPTOM EVENT BENEFIT VS PLACEBO Gluten challenge (GC) symptoms reported in patient diaries/AE collection GC induced GI symptoms tracked: nausea, diarrhea, vomiting, abdominal pain, abdominal bloating Through the 16 day gluten challenge FB102 demonstrated a 42% symptom benefit vs placebo (average of 6.9 events per subject on placebo compared to 4.0 events per subject on FB102) 32

FB102 PHASE 1B CELIAC DISEASE STUDY SAFETY SUMMARY 33

FB102 GENERALLY SAFE AND WELL TOLERATED Treatment Emergent Adverse Events By Grade Placebo (N=8) FB102 (N=24) Overall (N=32) n (Participant n (Participant n (Participant % % % Count) Count) Count) All Any Grade 8 100.0% 23 95.8% 31 96.9% Grade 1 (Mild) 8 100.0% 22 91.7% 30 93.8% Grade 2 (Moderate) 6 75.0% 9 37.5% 15 46.9% Grade 3 (Severe) 1 12.5% 0 0.0% 1 3.1% 34

FB102 GENERALLY SAFE AND WELL TOLERATED Treatment Emergent Adverse Events By Organ Class Placebo (N=8) FB102 (N=24) Overall (N=32) n (Participant n (Participant n (Participant System Organ Class Summary % % % Count) Count) Count) Participants with at least one TEAE 8 100.0% 23 95.8% 31 96.9% Gastrointestinal disorders 7 87.5% 21 87.5% 28 87.5% Nervous system disorders 5 62.5% 10 41.7% 15 46.9% General disorders and administration site conditions 2 25.0% 5 20.8% 7 21.9% Infections and infestations 3 37.5% 4 16.7% 7 21.9% Metabolism and nutrition disorders 2 25.0% 2 8.3% 4 12.5% Musculoskeletal and connective tissue disorders 1 12.5% 2 8.3% 3 9.4% Blood and lymphatic system disorders 2 25.0% 0 0.0% 2 6.3% Psychiatric disorders 1 12.5% 1 4.2% 2 6.3% Respiratory, thoracic and mediastinal disorders 2 25.0% 0 0.0% 2 6.3% Ear and labyrinth disorders 0 0.0% 1 4.2% 1 3.1% Vascular disorders 0 0.0% 1 4.2% 1 3.1% 35

CELIAC DISEASE FB102 PHASE 2 TRIAL OVERVIEW 36

CELIAC DISEASE PHASE 2 DESIGN • 14 sites AUS/NZ initially • Initiation in 2H25 • US IND expected late 2025/early 2026 • Topline data readout expected in 2026 37

VITILIGO 38

LARGE UNMET NEED IN VITILIGO PRESENTS A SUBSTANTIAL MARKET OPPORTUNITY ¡ Vitiligo is an autoimmune disease of the skin driven by pathogenic T cells that kill melanocytes and create white spots ¡ Vitiligo results in sensitive skin (increasing likelihood of sub burns), eye abnormalities, emotional challenges, and leads to a predisposition of other autoimmune conditions. ¡ Market Opportunity ¡ Prevalent in 0.76% of population – 2 Million in US Amy Deanna / CoverGirl cosmetics ¡ While JAK inhibitors have demonstrated efficacy in vitiligo, regulatory scrutiny of the JAK class including black box warnings has dampened enthusiasm for this class and as a result there remains a significant unmet need for safe and effective therapies for treating AA and vitiligo https://my.clevelandclinic.org/health/diseases/12419-vitiligo 39

IL-15 ACTIVATION OF PATHOGENIC CD8+ T CELLS IN SKIN Vitiligo patients have unpigmented skin due activated FB102 blocks activation of pathogenic T cells, restoring pathogenic T cells killing melanocytes melanocyte health and skin pigmentation Tokura Front Immunol. 2021 PMID 33633737 40

IL-2 THERAPY DRIVES VITILIGO Enhanced Survival Associated with Vitiligo Expression during (1) Maintenance Biotherapy for Metastatic Melanoma 1 2 1 1 2 1 Peter D. Boasberg , Dave S.B. Hoon , Lawrence D. Piro , Maureen A. Martin , Akhide Fujimoto , Timothy S. Kristedja , 1 2 1 1 Sandeep Bhachu , Xing Ye , Regina R. Deck and Steven J. O’Day In a large retrospective analysis of 374 metastatic melanoma patients treated with high-dose IL-2, a total of 84 patients (22%) developed treatment-related vitiligo, although in patients with objective clinical responses the incidence of vitiligo was nearly (2) 50% 1) Journal of Investigative Derm. (2006) Vol 126 2) Journal of Clinical Oncology V19(15) 41

AN ANTI-CD122 ANTIBODY IS EFFECTIVE IN A MOUSE VITILIGO MODEL WITH ESTABLISHED DISEASE

Repigmentation study



Irradiate 5 Gy
i.v. Pmel CD8⁺
i.p. rVV-Pmel
Treat 3× weekly i.p.
Day 0
Day 1
Week 12
14
16
18
20



P = 0.0001
Change in tail pigmentation
60
40
20
0
−20
−40

Melanin-reactive T cells eliminated pigment in tail

Vehicle (control) treatment did not restore pigment



Control
Baseline
Week 8
CD122 Ab
Baseline
Week 8

Melanin-reactive T cells eliminated pigment in tail

Anti-CD122 treatment restored pigmentation

Richmond, 2012. Sci Transl Med. 2018 PMID 30021889

42

ANTI-CD122 IN A MOUSE MODEL OF VITILIGO: POTENTIAL OF DURABLE RESPONSE WITH INFREQUENT DOSING REGIMEN Note: anti-mouse CD122 (surrogate molecule) was used in these studies. 43

FB102 HAS A UNIQUE MOA FOR TREATING VITILIGO BY INHIBITING TWO CYTOKINES TO REDUCE IMMUNE ATTACK OF MELANOCYTES

JAK based
Carries Black Box Warning

JAK 3/TEC → ritlecitinib (LITFULO)

Pfizer

JAK 1/3 → Tofacitinib (ZELJANZ)

Pfizer

JAK1/2/3 TYK2 → Upadacitinib

abbvie

JAK1 → povorcitinib (Incyte INCB54707)

Incyte

Reducing Autoimmune Response

Single Cytokine

IL-17A → aixekizumab (Taltz),

Lilly

IL-17A → secukinumab (COSENTYX)

NOVARTIS

IFNα → anifrolumab

AstraZeneca

TNF-α → adalimumab (Humira), ertanercept TNF-α, infliximab (Remicade),

abbvie AMGEN janssen

Multi Cytokine

CD122 (IL-2/IL-15) → FB102

FORTE BIOSCIENCES, INC

IL-12/23 → ustekinumab (Stelara)

janssen

CD122 (IL-2/IL-15)→ INCA34460

Incyte

44

VITILIGO FB102 TRIAL OVERVIEW 45

VITILIGO PHASE 1B DESIGN • 10-12 sites in AUS/NA • Up to 32 subjects • F-VASI endpoint (16/24 weeks) • Topline data expected in 1H26 46

ALOPECIA AREATA 47

LARGE UNMET NEED IN ALOPECIA AREATA PRESENTS A SIGINIFICANT MARKET OPPORTUNITY ¡ Alopecia areata is a common autoimmune disease that occurs when pathogenic T cells attack hair follicles causing hair loss ¡ Alopecia areata affects both men and women and affects all racial and ethnic groups ¡ Market Opportunity ¡ It is estimated that 2% of the global population will experience alopecia areata at some point in their lifetime ¡ It is estimated that at 700K Americans are currently affected by alopecia areata ¡ While JAK inhibitors have demonstrated efficacy, regulatory scrutiny of the JAK class including black box warnings has dampened enthusiasm for this class and as a result there remains a significant unmet need for safe and effective therapies for treating AA and vitiligo https://www.naaf.org/ https://www.niams.nih.gov/health-topics/alopecia-areata 48

ALOPECIA ARETA (AA) IS DRIVEN BY T LYMPHOCYTES INVADING HAIR FOLLICLES

- A healthy hair bulb in anagen phase of the hair follicle cycle is surrounded by an immunosuppressive environment (an immune privileged space): includes no MHC class I expression
- Poorly understood environmental factors cause immune privilege collapse
- If the space collapses, immune cells attack pigment expressing cells in the hair bulb
  - MHC I is strongly overexpressed
  - Dense accumulation of lymphocytes at hair bulb: 60–80% CD4+ and 20–40% CD8+ T cells
- IL-2 is elevated in AA patients, and IL-15 is overexpressed in AA hair follicles

Bertolini Exp Dermatol. 2020 PMID: 32682334; Ito Clin Dev Immunol. 2013 PMID: 24151515; Ito 2014 Exp Dermatol. 2014 PMID: 25040075; Xing Nat Med. 2014 PMID: 25129481


Immune privileged
CD8+
T cell
CD4+
T cell
NK
cell

Healthy follicle
- Immune privileged space (T and NK cells excluded)
- No MHC expression

Allopecia follicle
- Loss of immune privilege
- Invasion of T and NK cells
- Cytokines (e.g. IL-15, IL-2)
- MHC expression
- Hair loss


IL-15/IL-15 RA
NC
AA

Left: Co-expression of IL-15 and IL-15RA in alopecia areata (AA) but not normal control (NC)

Below: CD122+ CD8+ T cells in follicles from AA patients

Xing Nat Med. 2014 PMID: 25129481


CD8/CD122

49

FB102 SHOULD PROTECT HAIR FOLLICLES FROM IMMUNE ATTACK AFTER LOSS OF IMMUNE PRIVILEGE 50

ANTI-CD122 OR ANTI-IL-2 ANTIBODIES PREVENT HAIR LOSS IN A MOUSE MODEL OF VITILIGO

- C3H/HeJ mice spontaneously alopecia with age with about 20% penetrance
- Grafting C3H/HeJ skin from a mouse with alopecia to mice that have not developed alopecia results in rapid disease onset (21 to 35 days) in 100% of successfully grafted recipient mice (McElwee J Invest Dermatol. 1998 PMID: 9804341)
- Pathologically resembles human disease
- Anti-CD122 antibody, dosed 200 µg twice per week for 12 weeks, or 2 combined anti-IL-2 antibodies, dosed 250 µg each three times per week, prevented vitiligo in this model (Xing Nat Med. 2014 PMID: 25129481)



Without hair loss (%)
100
80
60
40
20
0
Control (n = 5)
Anti–IL-2 (n = 5)
*
0
4
8
12
16
Time (weeks)



Without hair loss (%)
100
80
60
40
20
0
Control (n = 12)
Anti–IL-15Rβ (n = 12)
***
0
4
8
12
16
20
24
Time (weeks)

51

COMPETITIVE PIPELINE

JAK based
Carries Black Box Warning

JAK 3/TEC → ritlecitinib (LITFULO)
Pfizer

JAK 1/2 → baricitinib (Olumiant)
Lilly

JAK 1/2 → deuruxolitinib (LEQSELVI)
SUN PHARMA

JAK1/2/3 TYK2 → Upadacitinib
abbvie

Reducing Autoimmune Response

Single Target

S1P → etrasimod (VELSIPITY)
Pfizer

OX40 → IMG-007
INMAGENE

IL-2 → Rezpegaldesleukin
NEKTAR

Multi Target

CD122 (IL-2/IL-15) → FB102
FORTE BIOSCIENCES, INC

IL-4/13 → dupilumab (Dupixent)
sanofi REGENERON

IL7/TSLP → bempikibart
Q32 BIO

IL-2/9/15 → EQ101
equillium

52

TYPE 1 DIABETES 53

TYPE 1 DIABETES IS CAUSED BY AUTOREACTIVE T CELLS DESTROYING INSULIN-PRODUCING PANCREATIC BETA CELLS ¡ Type 1 diabetes (T1D) is classified by three stages of progression ¡ Stage 1: at least one diabetes-related autoantibody but has normal blood sugar and no symptoms ¡ Stage 2: at least two diabetes-related autoantibodies and abnormal blood sugar levels but otherwise symptom free ¡ Stage 3: significant beta cell loss has occurred; abnormal blood sugar levels; hemoglobin A1C >6.4%; excessive thirst and urination; blurry vision; fatigue; requires insulin for disease management ¡ Market Opportunity 1 ¡ 64,000 people diagnosed with Type 1 diabetes annually ¡ 2 approved treatment option to delay the onset of Type 1 Diabetes FB102 may represent a safer way to delay the onset of Type 1 Diabetes 1 - https://beyondtype1.org/type-1-diabetes-statistics/ 54

TYPE 1 DIABETES CLINICAL COMPETITIVE SPACE From TZIELD PI • The 2 approved products both carry significant challenges in their safety profile. • LANTIDRA • cell therapy that requires hospitalization for administration and cost $300K/cycle • 90% of subjects experience serious AEs • TZIELD • IV infusion once daily for 14 consecutive days and Cost $190K/cycle • Severe AEs including lymphopenia From LANTIDRA PI • Most drug candidates in development for Type 1 Diabetes work using indirect pathways • FB102 offer the advantage of directly impacting the T-cells that cause the damage that leads to Type 1 Diabetes FB102 offers a unique MOA in potentially deactivating the autoreactive immune cells that lead to the destruction of the beta cells https://www.tzieldhcp.com/safety-data/ LANTIDRA PI 55

BASED ON THE MOA, FB102 INHIBITS IL-15/IL-2 CYTOKINE FROM ACTIVATING BETA-CELL SPECIFIC CD8+ T CELLS, PREVENTING BETA-CELL KILLING


FB102 blocks
IL-15 binding
IL-15/
IL15RA
CD122/
CD132
CD8⁺ T cell with
receptor specific
for beta cell peptide
β cell with
MHC + peptide

CD8+ T cells with receptors recognizing β-cell specific peptides are enriched in pancreatic islets of T1D patients

Environmental stress causes β-cells to upregulate MHC and to express IL-15 and IL-15RA

Herold 2024 Nat Rev Immunol. PMID 38308004

56

A SINGLE INJECTION OF ANTI-CD122 ANTIBODY DELAYS DIABETES ONSET IN NOD MICE AND ALSO KNOCKS DOWN NK CELLS Yuan 2018 JCI Insight PMID 29367461 57

FB102 SHOWS SIGNIFICANT ACTIVITY: IN VITRO MODELS OF TYPE 1 DIABETES 58

FB102 PREVENTS REACTIVE T CELLS FROM PROLIFERATING AND THEREFORE PREVENTING THE KILLING OF THE BETA CELLS • T cells antigen specific for Beta cells and Beta cells, both collected from T1D patients • T cells cultured with Beta cells in presence or absence of FB102 • FB102 inhibits the Beta cell induced activation and proliferation of T1D T cells 59

FB-102 INHIBITS TYPE 1 DIABETES T CELL ACTIVATION FB102 inhibits T cells from T1D donor from being activated by beta cells. T1D T cells activated in the presence of Beta Cells as measured by an increase in CD69 levels and CD25 levels Activation of T cells is inhibited by FB102 but not by the (negative) control antibody 60

FB102 INHIBITS T1D T CELL KILLING OF BETA CELLS

FB102 inhibits T cells from T1D donor killing of beta cells.

FACS Analysis of Beta Cells with FB102 or Isotype Using T Cells from Type 1 Diabetes Patient – Beta Cell Killing

Beta cell killing by T1D reactive T cells is inhibited by FB102 but not by the (negative) control antibody (p=0.0001)


FACS Analysis of Beta Cells
Donor 1327 (T1D Patient)
Beta Cell Count
800
600
400
200
0
0.0001
D1327 FB102 GLUT2
D1327 Isotype GLUT2

61

MICROSCOPY SHOWS FB102 INDUCED INHIBITION OF T CELLS ATTACK ON BETA CELLS D1417 + Beta Cells with FB102 D1417 + Beta Cells with Isotype Control T cells are NOT clustering to Beta Cells T cells are clustering to Beta Cells 62

DEVELOPMENT TIMELINES 63

FB102 PROPOSED 12 MONTH CLINICAL DEVELOPMENT Celiac Disease Vitiligo Phase 1b Phase1b Study Initiation 3Q24 Initiated 1H25 Positive Topline readout in June 2025 Topline data expected 1H26 Phase 2 Phase 2 Initiation 2H25 Initiation 2026 Topline data expected in 2026 Alopecia Areata Type 1 Diabetes Phase 2 Evaluating study design and initiation Initiation 2026 64

SUMMARY 65

CLINICAL STAGE FB-102 • CD122 is a subunit of the intermediate affinity IL-2/IL-15 receptor expressed on NK and T cells and is a subunit of the high affinity IL-2 receptor expressed on Tregs • FB102 (Forte’s anti-CD122 antibody) is designed to mediate both the IL-2 and the IL- 15 induced proliferation and activation of pathogenic NK and T cells • Celiac disease (CeD) phase 1b trial completed and demonstrated positive histological and symptom data for FB102 treated subjects compared to placebo • FB102 Phase 2 celiac disease initiating with data expected in 2026 • FB102 Phase 1b vitiligo trial enrolling with topline results expected in 1H26 66